Long-Term Deposit	12 Months Ended
Mar. 31, 2024
Long-Term Deposit [Abstract]
LONG-TERM DEPOSIT

NOTE 8 – LONG-TERM DEPOSIT

Long-term deposit consisted of cash deposit of RMB 60 million the Company paid to one entity through the Company’s related party, Jiangsu Health Pharmaceutical Investment Co., Ltd., which the Company is seeking to acquire certain percentage of ownership (“Target Company”). The deposit was used as the acquisition deposit required by the Target Company in order to execute their respective acquisition memorandum which details the acquisition and valuation methods but is not legally binding and has no definite term. Considering the operation of the Target Company has been affected by the pandemic over the past two years, leading to a sluggish market environment and revenue performance falling short of expectations, the Company will carefully reevaluate the acquisition. However, after the comprehensive lifting of pandemic restrictions at the end of 2022, the market has gradually started to recover, and the Target Company plans to reposition itself in the market and improve its performance. The Company will make a further decision on whether to proceed with the acquisition based on the long-term market performance of the Target Company over the next one to two years. If the acquisition failed to be approved, the Target Company is obligated to return the deposit to the Company. As of March 31, 2024, the acquisition was not approved or disapproved as the acquisition was still in the process of undergoing legal and financial due diligence.